UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 29, 2019

TRANSOCEAN LTD.
(Exact name of Registrant as specified in its charter)

Switzerland	001-38373	98-0599916
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Turmstrasse 30
Steinhausen, Switzerland	CH-6312

(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (41) 749-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol	Name of each exchange on which registered:
Shares, CHF 0.10 par value	RIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement

On July 29, 2019, Transocean Inc. (the “Guarantor”), a wholly-owned direct subsidiary of Transocean Ltd. (the “Company”), and Global Marine Inc. (“Global Marine”), a wholly-owned subsidiary of the Guarantor and the Company, entered into a supplemental indenture (the “Third Supplemental Indenture”) to the Base Indenture, dated as of September 1, 1997 (the “Base Indenture”), as supplemented by the Terms Agreement, dated as of April 20, 1998 (as amended and supplemented as of the date hereof, the “Indenture”), between Global Marine and Wilmington Trust Company, as trustee (the “Trustee”), relating to Global Marine’s 7% Notes due 2028 (the “Notes”).  Pursuant to the terms of the Third Supplemental Indenture, the Guarantor irrevocably and unconditionally guaranteed all of the obligations of Global Marine under the Indenture and the Notes, and Global Marine agreed to provide on an annual basis on the Company’s website at www.deepwater.com or otherwise publicly disclose certain unaudited financial information of Global Marine.

The description above does not purport to be complete and is qualified in its entirety by the Third Supplemental Indenture filed herewith as Exhibit 4.1 to this Current Report on Form 8-K, the Base Indenture filed by Global Marine as Exhibit 4.1 to its Registration Statement on Form S-4 (Commission File No. 333-39033) on October 30, 1997 and the Terms of the 7% Notes due 2028 filed by Global Marine as Exhibit 4.1 to its Current Report on Form 8-K (Commission File No. 1-5471) dated May 20, 1998.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information described in Item 1.01 is incorporated herein by reference.

Item 8.01Other Events

Prior to the execution of the Third Supplemental Indenture, the lawsuit (previously disclosed in the Company’s filings with the Commission) filed by the Trustee against Global Marine related to the Indenture was dismissed with prejudice on July 29, 2019, prohibiting the Trustee from refiling a lawsuit based upon the claims alleged in the Trustee’s lawsuit.  Additionally, the holder of the majority in principal of the Notes has waived any alleged existing or past default related to the allegations in the Trustee’s lawsuit, which prohibits any other holder of Notes from filing a lawsuit based upon the claims alleged in the Trustee’s lawsuit.

Item 9.01Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

4.1	Third Supplemental Indenture, dated as of July 29, 2019, among Global Marine Inc., Transocean Inc. and Wilmington Trust Company, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: July 29, 2019	By:	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person